COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 1 DO NOT REFRESH Investor Day Presentation November 12, 2026

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 2 DO NOT REFRESH Legal Disclaimer This disclaimer applies to this document and the verbal comments of any person presenting it. This presentation, together with any such written comments, is referred to herein as the "Presentation." Forward Looking Statements This Presentation and the accompanying oral remarks may contain forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” "could," “should,” “expects,” “plans,” "intends," “anticipates,” “believes,” “estimates,” “predicts,” "projects," "targets," "seeks," "designed to," “potential” or “continue,” the negative of these terms and other comparable terminology. You should not rely upon forward-looking statements as guarantees or predictions of future performance, and actual results may differ materially. All statements other than statements of historical facts contained in this Presentation, including information concerning our possible or assumed future results of operations and expenses, business strategies and plans, competitive position, business and industry environment and potential growth opportunities, are forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward- looking statements. Given these uncertainties, you should not place undue reliance on any forward-looking statements in this Presentation. Except as required by law, we disclaim any obligation to update any forward-looking statements for any reason after the date of this Presentation, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Further information on potential factors that could affect the financial results of TWFG are included in TWFG's most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and in our other filings with the Securities and Exchange Commission ("SEC"), as such risks may be updated from time to time. These documents and others containing important disclosures are available on the SEC Filings section of the Investor Information section of our website. Industry and Market Information. This Presentation includes industry and market data that we obtained from periodic industry publications, third-party studies and surveys, including from Independent Insurance Agents & Brokers of America, Inc. (“Independent Insurance Agents & Brokers of America”) and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”), as well as from filings of public companies in our industry, insurance carrier-provided information and internal company surveys. These sources include industry sources. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable. Although we believe the industry and market data to be reliable as of the date of this Presentation, this information could prove to be inaccurate. Industry and market data could be wrong because of the method by which sources obtained their data and because information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process, and other limitations and uncertainties. In addition, we do not know all of the assumptions regarding general economic conditions or growth that were used in preparing the forecasts from the sources relied upon or cited herein. Unless otherwise indicated, throughout this Presentation we reference our relative market positioning and performance as compared to the U.S. property and casualty insurance industry. The industry group metrics are based on the latest date for which complete financial data are publicly available such as a 2024 Future One Agency Universe Case Study containing 2024 industry data conducted by the Independent Insurance Agents & Brokers of America (the “Agency Universe Study”). The information contained in this Presentation is provided as at the date of this Presentation and is subject to change without notice. Management Estimates, Internal Data and Illustrative Information. Certain information in this Presentation, including information regarding agency and producer counts, carrier relationships, acquisition activity, customer and policy data, premium, retention, operating metrics, technology usage and other business statistics, is derived from TWFG's internal records and management reporting systems. Such information may be unaudited, may be based on management estimates or specified counting methodologies and may not correspond to financial or operating measures presented in TWFG's SEC filings. Definitions and methodologies applicable to material supplemental measures are provided where appropriate. Certain scenarios, examples, opportunities, market sizes, potential efficiencies and other information presented herein are illustrative in nature and should not be interpreted as forecasts, projections, financial guidance or guarantees of future performance unless expressly identified as such. Actual results will depend on numerous factors and may differ materially from the illustrative information presented. Outlook and Illustrative Information. Any outlook, target, objective, expectation or other prospective financial or operating information included in this presentation reflects management's view and assumptions as of the date presented. Such information is inherently uncertain and is not a guarantee of future results. Unless expressly identified as Company financial guidance, targets, outlooks, illustrative scenarios and management objectives presented herein should not be interpreted as financial guidance. Actual performance may differ materially as a result of changes in market conditions, business mix, customer and producer behavior, acquisition activity and integration, carrier relationships, technology implementation, regulatory developments and other factors, including those described in TWFG's filings with the SEC. Financial Information. This Presentation contains unaudited financial highlights for the third quarter 2026 and audited full years 2024 and 2025. Non-GAAP Financial Measures In addition to providing financial information based on accounting principles generally accepted in the United States ("GAAP"), this Presentation includes certain financial measures prepared other than in accordance with GAAP, or non-GAAP financial measures, including Organic Revenue, Organic Revenue Growth, Adjusted Net Income, Adjusted Net Income Margin, Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted Free Cash Flow. Accordingly, these non-GAAP financial measures should not be considered as a substitute for data prepared and presented in accordance with GAAP and should not be construed as being more important than comparable GAAP measures. TWFG’s management believes these non- GAAP financial measures provide users of our financial statements with additional and useful comparisons of current results of operations with past and future periods. Although we use or have used these non-GAAP financial measures to assess the performance of our business and for other purposes, the use of these non-GAAP financial measures as an analytical tool has limitations, and you should not consider them in isolation, or as a substitute for analysis of our results of operations as reported in accordance with GAAP. In addition, because not all companies use identical calculations, the non-GAAP financial measures included in this Presentation may not be comparable to similarly titled measures disclosed by other companies, including our peers or other companies in our industry. Please see “KPI Information and Non-GAAP Reconciliations” and “Additional Reconciliations” within the Presentation for reconciliations of the non-GAAP financial measures included in the Presentation to our most directly comparable financial measures calculated and presented in accordance with GAAP.

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 3 DO NOT REFRESH m AGENDA Investor Day 2026 Welcome & Business Overview Insurance Services Managing General Agency M&A Lunch/Optional Office Tour Technology Roadmap Finance Recap – Close & Q&A 1 2 3 4 5 6 7 8 12:00pm 1:00pm CST Gordy Bunch Katherine Nolan & Alex Bunch Andy McGuire Julie Benes Mohan Vijayagopal Janice Zwinggi Gordy Bunch

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 4 DO NOT REFRESH Gordy Bunch Founder & CEO

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 5 DO NOT REFRESH Key Take-aways Four Ways TWFG Can Continue Compounding A differentiated model built to grow organically, expand capital-light participation and convert growth into cash. 01 AGENT-ALIGNED PLATFORM Agent Success Drives TWFG Growth Agent ownership, attractive economics, carrier access, technology and centralized support help independent agencies grow and retain the value they create. 02 ORGANIC GROWTH ENGINE Multiple Paths to Expand Recruiting, producer productivity and retention anchor growth, with General Agency capabilities and selective M&A adding products, distribution and scale. 03 CAPITAL-LIGHT EXPANSION Broader Participation, Same Model TWFG can build, acquire or partner across the insurance value chain while insurance underwriting risk remains with the carrier or capacity provider. 04 EARNINGS + CASH CONVERSION A Financial Model Built to Compound Revenue growth, margin expansion and free cash flow create capacity to reinvest organically, fund technology, pursue selective M&A and return capital. Align Grow Expand Compound ALIGNED DISTRIBUTION · MULTIPLE GROWTH PATHS · CAPITAL -LIGHT ECONOMICS · DISCIPLINED CAPITAL DEPLOYMENT

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 6 DO NOT REFRESH 25+ Year Track Record of Sustainable Growth Regardless of Economic and Property and Casualty Insurance Pricing Cycles Proven Ability to Execute on Growth Strategy Backed by a deep bench of seasoned operators✓ Collaborative culture focused on teamwork, innovation and driving the best result for clients✓ Executive management team with an average of 25+ years of insurance industry experience✓ Janice E. Zwinggi, CPA Chief Financial Officer Richard F. (“Gordy”) Bunch III Founder and CEO Julie E. Benes Chief Legal Officer Katherine C. Nolan President Charles Alexander Bunch Chief Creative and Marketing Officer Mohan Vijayagopal Chief Technology Officer Andy McGuire Chief Underwriting Officer Who We Are – A Proven, Resilient Management Team Well Positioned to Execute on Growth and Opportunities as They Arise

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 7 DO NOT REFRESH 550+ TWFG locations in 35 States & D.C.(2) 25 Years of Operating History TWFG At a Glance: 25+ Year Track Record of Independence, Innovation, and Growth In Personal and Commercial Insurance Who We Are What We Do How We Do It Why We Are Different We are a founder-led, publicly traded (Nasdaq: TWFG), high-growth, independent distribution platform for personal and commercial insurance in the U.S. We pioneered a distribution and ownership model that is geared towards flexibility, efficiency, and alignment. We exist to serve our agents and agency principals through our retail and wholesale operations. We provide resources, technology, training, carrier access, and M&A opportunities to grow and succeed in an increasingly complex market. Developed and led by agents, for agents – we offer a distinctive level of autonomy and entrepreneurial opportunity to our agencies regardless of whether they started with us from scratch or joined us through acquisition. Notes: 1. Rankings based on revenue per Insurance Journal’s 2025 Top 100 Property / Casualty Agencies 2. As of September 30, 2026 3. TTM as of September 30, 2026 - Results are unaudited 7th Largest U.S. Personal Lines Agency (1) $2,026MM+ Total Written Premium (3) 4,900+ TWFG MGA Agencies in 43 States (2) Market Leader with Rich Heritage and Scaled, National Platform 26th Largest Agency Across All Lines (1) Multi-Line – Retail – Wholesale – Admitted – Non-Admitted

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 8 DO NOT REFRESH Brand Business Description Value Proposition National Retail Agency Writing All Lines of Business through TWFG's 550+ Branch locations in 35 states plus DC1 National Managing General Agency, Wholesaler & TPA 1,500+ Agents1 TWFG MGA FL LLC – Managing General Agency with 3,400+ Agents1 Offering Financing to Commercial Clients on Larger Annual Insurance Premiums TWFG Philippines Team Offering Insurance Support Services by harnessing worldwide talent TWFG Operating Companies • Full back-office support and carrier access • To build a successful insurance agency “Agency in a box” • Access to Carriers otherwise unattainable • Third-party administration • Software as a service • Unique binding authority markets • Affordable financing rates for Agency Clients • Diversified Revenue Stream for Agency Partners • Labor Arbitrage Solution – Professional licensed and unlicensed staff to support agents and Home Office needs. 1 Numbers represents number of Active Agencies as of September 30, 2026

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 9 DO NOT REFRESH Umbrella Personal Lines Commercial Lines General Liability Workers’ Comp Commercial Property Commercial Bonds Business Owner Policy Business Auto Professional Liability Group Benefits Personal Auto Flood Motorcycle Life/Health RV Boat WindHome/Renters Luxury ItemsEvent Commercial Lines 19% Other Personal Lines 12% Personal Auto 26% Homeowners 43% Consolidated Written Premium Mix Commercial Lines 21% Other Personal Lines 14% Personal Auto 30% Homeowners 35% Commercial Lines 13% Other Personal Lines 3% Personal Auto 11% Homeowners 73% • Broad product set enabling TWFG agencies to deliver comprehensive coverage for client risks • Ability to offer in-demand, exclusive programs in certain niches (e.g., catastrophe- exposed property and high value homes) • Access to admitted and E&S insurance markets through 500+ Carriers, MGA's, Wholesalers and the proprietary programs offered by TWFG's MGA • Favorable characteristics of TWFG’s personal and small commercial client base: ‒ High demand for insurance protection across all economic cycles ‒ Relationships built on long-term trust, resulting in stickiness ‒ Evolving risks and increasing complexity require expert guidance Business mix comprises ~81% Personal Lines and ~19% Commercial Lines (1) Insurance Services Premium Mix TWFG MGA Premium Mix Personal Lines 87%Personal Lines 79%Personal Lines 81% By Line of Business (1) By Line of Business (1) By Line of Business (1) Notes: 1. As of September 30, 2026 Our Product Mix is a Function of Our Opportunistic Approach To Adding Talent. We Do Business In Personal, Commercial, Life, Health, Retail, Wholesale, Programs, Admitted, & Non-Admitted Markets Life & Health Life & Health

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 10 DO NOT REFRESH TWFG Operates in a Large and Growing Addressable Market P&C Insurance Market Exhibits Consistent Growth Premium CAGR (2015-25): 6.5% Total P&C 6.9% Personal Lines 6.2% Commercial Source: S&P Global Market Intelligence 300 318 338 359 373 376 398 429 488 553 583 280 284 292 307 328 342 389 433 462 487 509 580 602 631 666 700 718 786 861 951 1,039 1,092 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Commercial Personal P&C Insurance Direct Written Premium Over Time ($Bn)

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 11 DO NOT REFRESH 45 53 37 31 18 16 2015 2025 Independent Agencies 39% Captive Agencies 35% Direct Distribution ("DTC") 26% TWFG’s Business Model Was Built to Capture a Shift Away from Captive Distribution Homeowners Premium Mix by Distribution (%) 29 33 39 34 32 33 2015 2025 Auto Premium Mix by Distribution (%) Independent Agencies Captive Agencies DTC • Accelerating momentum toward the independent channel with Captive Carrier Contract Changes • Carriers looking to consolidate points of distribution • DTC carriers increasingly utilizing independent channel to reach consumers Large Share of Personal Lines Distribution Is Captured by the Independent Channel … … Reflecting a Decade-Long Shift Away from Captive Distribution Notes: 1. As of September 30, 2026 | Source: A.M. Best Company

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 12 DO NOT REFRESH 6% < 1 year 7% 1-3 years 23% 3-5 years 64% 5+ years ~36% of U.S. agencies expected to be sold over the next 5 years SIGNIFICANT PORTION OF U.S. AGENCIES COMING TO MARKET • Highly fragmented market with ~39,000 independent agencies and brokerages in the U.S. as of 2024 • Demographic tailwinds accelerate deal flow • Excessive leverage in the system creates opportunities for strong balance sheet acquirers Source: Agency Universe Study 2024 Industry Maintains a Robust Acquisition Pipeline that is Constantly Replenishing Fragmented Market Creates Additional Growth Opportunities Going Forward

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 13 DO NOT REFRESH $1,054 $1,248 $1,476 $1,732 $2,026 2022 2023 2024 2025 Q3 TTM 2026 Total Written Premium ($MM) A Growth Story Compelling Financial Profile Diversified & Recurring Revenue Above-market Growth Rates Balance Sheet Flexibility Consistent Strong, FCF Generative Notes: 1. Please see “KPI Information and Non-GAAP Reconciliations” in the Appendix for reconciliations of Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted Free Cash Flow to their most comparable GAAP measures 2. Please see “KPI Information and Non-GAAP Reconciliations” in the Appendix for reconciliation of Adjusted Free Cash Flow to its most comparable GAAP measure. $89.8MM Adj. EBITDA (Q3 TTM 2026) (1) 29.1% Adj. EBITDA Margin (TTM Q3 2026) (1) $44.4MM Adj. Free Cash Flow (Q3 TTM 2026) (2) $0.515MM Long Term Debt (Q3 YTD 2026) 35.0% Total Revenue Growth Rate (Q3 TTM 2026) $154 $172 $204 $249 $311 2022 2023 2024 2025 Q3 TTM 2026 Total Revenue ($MM) (1) 19.0% CAGR 20.6% CAGR Compelling Financial Profile with Strong Growth and Profitability Strong Financial Results and Trends

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 14 DO NOT REFRESH History of Resilience & Growth Regardless of Economic and Market Conditions 25 Year Track Record of Sustainable Growth Regardless of Economic and P&C Pricing Cycles Source: Company Information1. As of September 30, 2026 1

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 15 DO NOT REFRESH TWFG +59% SHARE PRICE RETURN $17.00 IPO price → $27.02 11/11/2026 close $10,000 invested at the IPO price ≈ $15,894 before fees and taxes Relative Performance Since July 18, 2024 Price return, indexed to the IPO date TWFG +59% S&P 500 +37% Large cap brokers High growth brokers −2% −22% TWFG has outperformed the S&P 500 by approximately 22 percentage points, large cap brokers by approximately 61 points and high growth brokers by approximately 81 points since the IPO. Peer groups Large cap: Marsh McLennan, Aon, Arthur J. Gallagher, Brown & Brown. High growth: Goosehead (GSHD), Ryan Specialty (RYAN), Baldwin Group (BWIN). Equal-weight averages. Methodology: TWFG return uses the $17.00 IPO price and the 11/11/2026 closing price. S&P 500 uses 7/18/2024 and 11/11/2026 closing index levels. Peer group returns are approximate equal-weight price-return calculations rolled forward to 11/11/2026 closing prices (BWIN uses its last available price); peers' 7/18/2024 prices are approximate. Excludes dividends for comparability with TWFG, which has not paid a dividend. Source: TWFG, SEC, LSEG, Yahoo Finance, Stock Analysis and MarshBerry. Strong Shareholder Return Since the IPO Price return from the $17.00 IPO price through November 11, 2026

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 16 DO NOT REFRESH Peer groups Large cap: Marsh, Aon, Arthur J. Gallagher (AJG), Brown & Brown. High growth: Ryan Specialty, Baldwin. Goosehead excluded (preliminary Q3 results issued 11/9/2026; full release delayed pending restatement). Simple averages. 1. Please see “KPI Information and Non-GAAP Reconciliations” in the Appendix for reconciliation of Organic Revenue Growth and Adjusted Net Income to its most comparable GAAP measure. Methodology: Q3 2026 (quarter ended 9/30/2026) vs. Q3 2025 per company earnings releases; non-GAAP adjusted measures as each company defines them. AJG uses Brokerage segment (revenue +18.9%, adjusted EPS $3.34 vs. $2.64); AJG organic growth of 5% is the combined company figure. TWFG EPS shown as adjusted net income growth (+16.3%); GAAP diluted EPS was $0.09 vs. $0.11. Baldwin EPS is adjusted diluted EPS ($0.42, +35%); its GAAP diluted loss per share was $0.63. Baldwin revenue growth of 31% and organic growth of 6% per its 11/9/2026 release. Source: Q3 2026 earnings releases of TWFG, Marsh, Aon, Arthur J. Gallagher, Brown & Brown, Ryan Specialty and Baldwin. Total Revenue Growth Year over year, Q3 2026 24.6% 9.3% 17.9% TWFG Large cap brokers High growth brokers Organic Revenue Growth Year over year, Q3 2026 16.6% 4.3% 5.0% TWFG Large cap brokers High growth brokers Adjusted Diluted EPS Growth Year over year, Q3 2026 16.3% 12.1% 21.8% TWFG Large cap brokers High growth brokers TWFG’s 16.6% organic growth is roughly 4x the large cap rate (4.3%) and over 3x the high growth rate (5.0%); adjusted EPS growth (16.3%) leads large cap but trails high growth (21.8%). TWFG Leads Both Peer Groups on Revenue Growth Latest reported quarter (Q3 2026) vs. prior-year quarter, from public company filings 1 1

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 17 DO NOT REFRESH Peer groups Large cap: Marsh, Aon, AJG, Brown & Brown. High growth: Ryan Specialty, Baldwin. Goosehead excluded (Q3 results delayed pending restatement). 1. Please see “KPI Information and Non-GAAP Reconciliations” in the Appendix for reconciliation of Organic Revenue Growth to its most comparable GAAP measure. Methodology: simple average of three periods: FY2024, FY2025 and 2026 YTD (mean of Q1, Q2, Q3 2026 YoY). Shown as FY24 | FY25 | Q1/Q2/Q3 2026, %. Revenue: TWFG 18.4 | 21.3 | 35.3/45.1/24.6; Marsh 8 | 10 | 8/6/8; Aon 17 | 9 | 6/2/3; AJG 14.9 | 20.9 | 30/25.7/18.9; BRO 12.9 | 22.8 | 35.4/30.4/7.4; Ryan 21.1 | 21.3 | 15.2/7.2/4.7; Baldwin 14 | 8 | 29/30/31. Organic: TWFG 14.5 | 11.6 | 10.1/37.0/16.6; Marsh 7 | 4 | 4/5/5; Aon 6 | 6 | 5/5/6; AJG 7.6 | 6 | 5/6/5; BRO 10.4 | 2.8 | 0.0/-0.7/1.2; Ryan 12.8 | 10.1 | 11.8/6.7/4.0; Baldwin 17 | 7 | 2/2/6. AJG FY = combined company; 2026 revenue = Brokerage segment. Non-GAAP as defined by each company. Source: TWFG 10-K (FY2024, FY2025) and 10-Q/earnings releases (Q1–Q3 2026); peer earnings releases for FY2024, FY2025 and Q1–Q3 2026; S&P 500 blended revenue growth per FactSet Earnings Insight (Q1 11.4%, Q2 15.0%, Q3 14.3%; latest 11/6/2026). Avg. Total Revenue Growth Average of FY2024, FY2025 and 2026 YTD YoY 24.9% 14.6% 17.2% TWFG Large cap brokers High growth brokers Avg. Organic Revenue Growth Average of FY2024, FY2025 and 2026 YTD YoY 15.8% 5.4% 9.6% TWFG Large cap brokers High growth brokers FY2024–Q3 2026 average: TWFG’s 24.9% revenue growth is 1.7x large cap (14.6%) and 1.4x high growth (17.2%); its 15.8% organic growth is about 2.9x large cap (5.4%) and 1.6x high growth (9.6%). vs. S&P 500: Revenue Growth 2026 YTD (average of Q1–Q3) YoY 35.0% 13.6% 15.1% 19.5% TWFG S&P 500 Large cap High growth Average Growth Since the IPO Era: TWFG Leads Peers Average of FY2024, FY2025 and 2026 YTD (Q1–Q3) YoY growth, from TWFG and peer SEC filings 1

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 18 DO NOT REFRESH Cash & Cash Equivalents $77.8M As of Sept. 30, 2026 Committed Credit Revolver $125M zero outstanding Credit Accordion Capacity +$75M uncommitted; subject to terms Available Capital $277.8M 9M 2026 Liquidity figures are point-in-time at September 30, 2026. The $75M accordion is uncommitted and subject to the revolving credit agreement. TWFG EQUITY Capital Flexibility + Proven Capability to Do More Balance sheet capacity, flexible transaction currency and a disciplined willingness to use leverage support selective capital deployment Strong Capital Position Allows Agile & Opportunistic Execution Flexible Funding Cash + Debt + Class A Common Stock $167.0M $43.3M M&A Share repurchases Proven Record of Capital Deployment $210M Capital Deployed Selectively Cumulative Capital Deployed (FY2022 – 9M2026)

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 19 DO NOT REFRESH TWFG-Oriented ROIC adaptation FY2024 17.3% FY2025 15.3% TTM Sep. 30, 2026 21.5% ROIC1 = NOPAT Average total invested capital NOPAT = adjusted operating income × (1 − adjusted tax rate) TWFG-basis Methodology • Adjusted operating income: Operating Income + Acquisition-related expenses + Other non-recurring items + Equity-based compensation + Amortization Expense. • Adjusted tax rate: adjusted income-tax expense ÷ adjusted income before taxes. • Invested capital: bank debt + redeemable NCI + TWFG equity + NCI. • TTM numerator: FY2025 + 9M 2026 − 9M 2025. Investor takeaway TTM ROIC increased to 21.5%, reflecting stronger after-tax operating profit against a relatively stable invested-capital base. $ in millions, except percentages FY2024 FY2025 TTM Sep. 30, 2026 Adjusted operating income $40.1 $59.7 $85.9 NOPAT $31.4 $46.0 $66.4 Average invested capital $180.8 $300.9 $308.2 ROIC 17.3% 15.3% 21.5% Reconciliation of Return on Invested Capital (ROIC) FY2024, FY2025 and TTM September 30, 2026 1. Please see "KPI Information and Non-GAAP Reconciliations" in the Appendix for reconciliation of ROIC and Operating Income to its most comparable GAAP measure.

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 20 DO NOT REFRESH Key Take-aways Four Ways TWFG Can Compound Growth A differentiated model built to grow organically, expand capital-light participation and convert growth into cash. 01 AGENT-ALIGNED PLATFORM Agent Success Drives TWFG Growth Agent ownership, attractive economics, carrier access, technology and centralized support help independent agencies grow and retain the value they create. 02 ORGANIC GROWTH ENGINE Multiple Paths to Expand Recruiting, producer productivity and retention anchor growth, with General Agency capabilities and selective M&A adding products, distribution and scale. 03 CAPITAL-LIGHT EXPANSION Broader Participation, Same Model TWFG can build, acquire or partner across the insurance value chain while insurance underwriting risk remains with the carrier or capacity provider. 04 EARNINGS + CASH CONVERSION A Financial Model Built to Compound Revenue growth, margin expansion and free cash flow create capacity to reinvest organically, fund technology, pursue selective M&A and return capital. Align Grow Expand Compound ALIGNED DISTRIBUTION · MULTIPLE GROWTH PATHS · CAPITAL -LIGHT ECONOMICS · DISCIPLINED COMPOUNDING

TWFG Insurance Services Growth Model Katherine Nolan President

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 22 DO NOT REFRESH Empower the Agent Grow the Agency Grow TWFG Key Points TWFG Insurance Services Growth Model

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 23 DO NOT REFRESH Why TWFG? TWFG Empowers Agents to Grow = PROVEN, RESILIENT GROWTH Entrepreneurial energy supported by scale, technology and disciplined capital deployment 1 Entrepreneurial Ownership & Succession Pathway 2 Broad Carrier Access & Flexible Distribution 3 Scalable Shared Services 4 Technology-enabled Platform 5 Disciplined M&A Tuck-ins & Corporate Together, these advantages align agents, carriers and shareholders around durable growth. + + + +

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 24 DO NOT REFRESH Competitive Landscape TWFG occupies a rare middle ground — the scale and resources of a large distributor with the agent-first culture of an independent. SCALE Pure Independents Full autonomy, no platform support. Carrier access limited by size Pure Aggregators/MGAs No agent development or retention support Nationals, Captives & Franchise Allstate, Assured Partners, Brightway, Farmers, Goosehead, State Farm, WeSure — scale without agent empowerment Broad Carrier Access, Scale, Resources + Agent Ownership and Autonomy SMALL SCALE LARGE SCALE LOW HIGH SMALL LARGE AG EN T AU TO N O M Y Competitor Profiles PPE Backed Nationals and Independent Agents Highstreet, Inszone, Patriot. Acquisition-driven, high leverage. Agents become employees. Captive Carriers Allstate, Farmers, State Farm. Single-carrier product restriction limits agent and client outcomes. Franchise Models Brightway, Goosehead, WeInSure. Typically charge higher fees and royalties. Carrier access curated to protect franchisor economics. TWFG Insurance = Unique Position Carrier breadth + agent ownership + enterprise infrastructure.

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 25 DO NOT REFRESH m Grow the Agent, Grow the Company TWFG’s guiding philosophy – agent success and company success are in alignment Agent/Owner Agent-centric Model All Lines Personal, Commercial, Life & Health Lines Partner Not a Cluster, Aggregator, Franchisee, or Captive IPO - 2024 All Branch Owners had an opportunity to participate in the IPO allowing them to become shareholders. Nine of our established offices converted to Corporate locations pre-IPO. Partnership Model Revenue and workload share leveraging economies of scale, technology and talent Agency-in-a-Box

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 26 DO NOT REFRESH Why TWFG Is Different Scale and support without sacrificing agent ownership TWFG combines the advantages of a scaled national platform with the economics, autonomy and enterprise value of agent ownership. Typical Captive / Franchise Model TWFG Agent-Owned Partnership Model Typical Aggregator / Network Carrier choice Restricted or curated panels 500+ carrier, MGA and program relationships across admitted and non-admitted markets Access may vary by contract, volume or market Agent economics Corporate control, quotas or required cross-selling Agents retain the majority of commission economics, with no sales quotas or forced cross-selling Fees and economics often emphasize access over full operating support Operating support Standardized corporate systems with less local autonomy Agency-in-a-box: enterprise technology, accounting, commissions, licensing and appointments and dedicated account support Often provides market access without a fully integrated back office Ownership, Growth & Perpetuation Limited ownership of the book or exit flexibility Agent equity interest, book-transfer options and TWFG participation alongside branch owners in acquisitions. Built in perpetuation pathway Agent typically funds growth and succession independently Independence Brand and operating model controlled centrally Training and infrastructure help captive agents become independent while preserving client relationships Independent, but with less hands-on transition support The Differentiator: TWFG removes operating friction while preserving agent ownership and client relationships.

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 27 DO NOT REFRESH Agency in a Box – A Partnership Model Agent Economics • Low-Cost Entry Point • Agents retain the majority of commission economics, earning 80% on new business and 80% on renewals • Agents are embedded in their community. A trusted local advisor is important to many clients. • Client referrals and grass roots marketing helps grow their books • Agents actively service and maintain client relationships boosting retention Ownership Structure Built-in Succession Planning Acquisitions • Agents have an equity interest in their commission stream • Branch owners can decide what lines of business they want to focus on – PL, CL, Life and/or health products • Agents run their own business – hire their staff, set their work hours and manage their team • Agents can leave and sell their book to another TWFG Agent or TWFG buys it • Branch to branch sales help newer branches scale quicker • Fast Trak program helps to develop potential successors within a branch • TWFG participates in acquisitions hand-in-hand with branch owners providing a 20% buy-in to the purchase • TWFG has preferred lender relationships that offer SBA and conventional loans • TWFG has two diligence services it utilizes. One internal team and one 3rd party team depending on the size of the acquisition • TWFG offers book roll and integration services to all branches

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 28 DO NOT REFRESH Access to 500+ National, Regional and Local Insurance Carriers, MGAs and Programs National Platform Scaled Network Strategic Partnerships✓ ✓ ✓ ✓ Personal lines comparative rater ✓ Agency dashboard with dynamic reporting ✓ Insurance forms and carrier downloads Powerful, Comprehensive and Intuitive AMS ✓ Online marketing content and analytics ✓ TWFG branded merchandise and collateral ✓ Corporate marketing team support Fully Integrated Marketing Solutions ✓ Easy communication with the client/agent ✓ Full-service App and web portals ✓ Apple + Android compatibility Easy to Use Web and App Based Client Tools ✓ Dedicated account executive ✓ Optional part-time or full-time service center ✓ Ongoing continuing education Sales Support ✓ Licensing and contracting ✓ Agency bill processing and reconciliation ✓ Commission processing Back Office Support ✓ Incentives for top producers ✓ TWFG National Convention ✓ Succession planning Other Services Agency-in-a-Box Differentiated Turnkey Solutions that Enhance and Empower Agencies

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 29 DO NOT REFRESH Enterprise Technology That Enables Agents An integrated agency platform delivered at a highly accessible cost point One connected technology package supports the entire agent workflow, from prospecting and quoting through service and signature. Enterprise-grade capabilities without enterprise-level technology expense EVO AMS Proprietary agency management system for client records, policies, documents and core workflows. Embedded CRM Integrated relationship management, marketing automation and client engagement tools. Texting Communicate with clients directly through the EVO app and connected agency workflow. Lead Prospect Management Lead and prospect management technology, with marketing content and lead generation resources eSign Platform Electronic signature capability for applications and client documents. Commercial Lines Rater Comparative quoting support that helps agents pursue and place commercial opportunities. Personal Lines Rater Compare rates from multiple personal lines carriers through a streamlined quoting experience. TWFG TECH PACKAGE Integrated • Intuitive • Low Cost

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 30 DO NOT REFRESH EVO: The Agency Operating Hub Integrated tools to manage, sell, service and engage from one platform EVO combines core agency management with mobile, communication and client self-service capabilities. Agency Management • Central client and policy records • Document storage and digital file cabinet • Quote, bind and service policy workflows Carrier Connectivity • Carrier downloads and policy information • Insurance forms within the workflow • Information available across carriers Sales & Reporting • Agency dashboard with dynamic reporting • Performance visibility for branch teams • Supports cross-sell and retention workflows Client Communication • Integrated texting through the app • Drip marketing capabilities • Ongoing agent-to-client communication Mobile Agent Tools • Full-service agent app and web access • Apple and Android compatibility • Run key agency functions from anywhere Client Self-Service • Access policy information and ID cards • Communicate directly with the agency • Start a claim through the EVO mobile app Productivity & Automation • Streamlined tasks and servicing workflows • Platform designed for intuitive daily use • Foundation for emerging AI-enabled capabilities Built by Agents for Agents • Proprietary platform maintained for the network • Training and platform support • Significant technology expense savings One platform connecting agency operations, agents and clients

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 31 DO NOT REFRESH How we Help Our Agents Grow Resources that build agent capability, capacity and enterprise value TWFG goes beyond market access by combining training, talent, capital, marketing support and recognition into one agent-first platform. 01 Commercial Lines Access and Training Builds new revenue stream capabilities • Structured commercial-lines pathway from fundamentals to complex-risk placement • Admitted and non-admitted carrier education • Carrier Training Programs, designations and coaching 02 Clubs & Recognition Reward production and engagement • Earned Club Membership with Incentives and producer recognition • Trips and experiences that reinforce growth and network connections • Annual Agent Convention for networking, education, collaboration and fun! 03 Co-Op Programs Extend local marketing investment • Carrier and TWFG funded advertising reimbursement • Support for qualified local brand-awareness and marketing initiatives • Funding for approved commercial training programs • Extends the reach of marketing investments CAPABILITY + CAPACITY + CAPITAL + INVESTMENT + RECOGNITION = A STRONGER AGENT VALUE PROPOSITION

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 32 DO NOT REFRESH A structured development journey from licensed trainee to confident, revenue- producing professional. Classroom • Virtual • Self-Paced • Field-Based Learning Vision: A premier talent pipeline supporting meaningful revenue growth, succession and expansion. TWFG Producer University Building the next generation of productive insurance professionals A structured development journ y from licensed trai ee to confident, revenue- r ducing professional. 1 FOUNDATION Build insurance fluency • Insurance fundamentals • Personal & commercial lines • Risk management 2 AGENCY PRACTICE Learn how the business runs • Agency operations • Carrier products & portals • Compliance & ethics 3 SALES CAPABILITY Develop producer skills • Prospecting & consultative selling • Cross-selling & client retention • Pipeline and account development 4 TECHNOLOGY Master the agent toolset • AMS and CRM • Comparative raters • Digital workflows 5 FIELD LAUNCH Translate learning into results • Branch placement • Mentoring and coaching • Scorecards and progress reviews / Foundation Build insurance fluency • Insurance fundamentals • Personal & commercial lines • Risk management ///// Agency ractice Learn how the business runs • Agency operations • Carrier products & portals • Co pliance & ethics /////// ales apability Develop producer skills • Prospecting & consultative selling • Cross-selling & client retention • Pipeline and account development //////////////// Technology Master the agent toolset • AMS and CRM • Co parative raters • Digital workflows / ield Launch Translate learning into results • Branch placement • entoring and coaching • Scorecards and progress reviews Classroom • Virtual • Self-Paced • Field-Based Learning Vision: A premier talent pipeline supporting meaningful revenue growth, succession and expansion.

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 33 DO NOT REFRESH TWFG Virtual Assistants Flexible support that expands capacity across the TWFG network A centralized support model that connects worldwide talent with the needs of TWFG’s home office and branch network. Worldwide Talent Harnesses a broader talent pool to provide dependable support services and additional operating capacity. Centralized Support Creates a shared talent resource that can support both TWFG home-office teams and branch operations. TWFG-Trained Virtual assistants are trained on TWFG technology, workflows and operating expectations before supporting the network. Capacity for Growth Helps teams shift administrative and support work so employees and agents can focus on clients, sales and growth. Service, Not Profit Designed as a support service for the network, not as a TWFG profit center. The result: Scalable support, consistent training and more capacity where TWFG needs it most. 1 2 3 4 5

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 34 DO NOT REFRESH TWFG Insurance Services Growth Flywheel E MP O WE R ING IN DE P END EN T AG EN TS . C R EA T ING O PP O R T U NI TY . D EL I VE R IN G A BR I GHT E R T OM O R R O W. 1. ATTRACT & ONBOARD AGENTS Bring in high-performing agents and agencies and get them productive quickly. 4. REINVEST & INNOVATE Invest in people, technology, proprietary solutions (e.g., TWICO), MGA/TPA, and strategic acquisitions to expand our capabilities. 5. DELIVER EXCEPTIONAL VALUE Happier clients, stronger agent retention, more referrals and a trusted brand fuel the next cycle of growth. 1 Attract & Onboard Agents • Recruit independent agents, teams and agencies • Strategic acquisitions and book purchases • Presence in 35+ states and growing • Customized onboarding and dedicated support 5 Deliver Exceptional Value • Best-in-class client experience • Higher agent retention and productivity • More referrals and organic growth • A trusted brand known for integrity, service and opportunity 4 Reinvest & Innovate • Enhance technology and AI-enabled tools • Expand proprietary products and programs (e.g., TWICO) • Grow MGA, TPA and premium financing • Strategic M&A to expand capabilities and geographies • Invest in our people and shared services platform 2 Enable Agent Success • Access to 300+ carriers, MGAs and specialty markets • Proprietary products (e.g., TWICO) • Comparative rater, AMS and mobile app • Commercial lines training and designations • Marketing, co-op support and branding • Virtual assistants and full back-office services (TWFG Philippines) 3 Drive Profitable Growth • Win new clients and grow wallet share • Grow commercial lines and specialty risks • Access admitted and non-admitted markets • Leverage technology, training and account support • Incentives, recognition and annual convention 1. ATTRACT & ONBOARD AGENTS Bring in high-performing agents and agencies and get them productive quickly. 2. ENABLE AGENT SUCCESS Provide market access, proprietary products, technology, training and shared services to win and retain business. 3. DRIVE PROFITABLE GROWTH Agents grow premium and profitability across personal and commercial lines, including complex and non-standard risks. 4. REINVEST & INNOVATE Invest in people, technology, proprietary solutions (e.g., TWICO), MGA/TPA, and strategic acquisitions to expand our capabilities. 5. DELIVER EXCEPTIONAL VALUE a i r cli ts, str r agent retention, mo e r ferrals and a trusted brand fuel the next cycle of growth. 1 Attract & On rd Agents • Recruit ind pendent agents, te ms and agencies • Strategic acquisitions and book purchases • Presence in 35+ states & D.C. and growing • Customized onboarding and dedicated support 5 Deliver Excep al Value • Best-in-class client xperi nce • Higher agent retention and productivity • More referrals and organic growth • A trusted brand known for integrity, service and opportunity 4 Reinvest & In ate • Enhanc technology and AI-enabled tools • Expand proprietary products and programs (e.g., TWICO) • Grow MG , TPA premium financing • Strategic M&A to expand capabilities and geographies • Invest in our people and shared services platform 2 Enable Agent ce s • A cess to 500+ carriers, MGAs and specialty ma k ts • Proprietary products (e.g., TWICO) • Comparative rater, AMS and mobile client app • Commerci l lines training and designations • Marketing, co-op support and branding • Virtual assistants and full back-office services (TWFG Philippines) 3 Drive Profitabl rowth • Win new clients and grow wallet share • Grow commercial lines and specialty risks • Access admitted and non-admitted markets • Leverage technology, training and account support • Incentives, recognition and annual convention TWFG Insurance Ser ces Growth Flywheel Empowering Independent Agents. Creating Opportunity. elivering a Brighter Tomorrow.

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 35 DO NOT REFRESH We believe that when we give entrepreneurial agents the resources to build stronger businesses, everyone benefits: our agents, our clients, our carrier partners and TWFG shareholders Why TWFG?

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 36 DO NOT REFRESH Empower the Agent Grow the Agency Grow TWFG Takeaways TWFG Insurance Services Growth Model

Many Agent Engagement Pathways. One Platform. Alex Bunch Chief Marketing Officer TWFG creates value at every major decision point in the professional life of an insurance agent, and throughout the economic life of an agency.

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COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 39 DO NOT REFRESH National Recruiting Map

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 40 DO NOT REFRESH National Recruiting Map

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 41 DO NOT REFRESH LAUNCH Scratch Agent New Producers BUILD New Captive New Independent SCALE Established Captive Established Independent MGA MARKET ACCESS MGA-Only Partner Specialty Distribution PERPETUATE Legacy Agency Owner (M&A) Branch Conversion Multiple entry points expand TWFG’s addressable market, diversify recruiting channels, and create opportunities for long-term organic and acquisition-driven growth. TWFG Creates Opportunity at Every Point in an Agency Lifecycle TWFG can support an agency from formation through growth and eventual transition.

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 42 DO NOT REFRESH Scratch Agent / New Producer From ambition to agency ownership STARTUP • NO EXISTING BOOK CURRENT REALITY • Entrepreneurial drive • May be newly licensed • No book of business • Limited or no carrier access • Limited knowledge of agency formation and operations TWFG PLATFORM ADVANTAGE • TWFG University or Agency Fast Track • Licensing and agency-launch support • Carrier appointments and market access • Agency-in-a-Box • Technology and marketing tools • Ongoing training and peer mentorship VALUE CREATED • Licensed and producing • Recurring commission base established • Agency ownership pathway activated • Positioned to hire and scale • Positioned for future organic and acquisition-driven growth TWFG develops new entrepreneurial capacity with a long runway for production, ownership and organic growth.

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 43 DO NOT REFRESH Captive Agent From producing business to building an owned asset CURRENT REALITY • Strong producer with an established client base • Product and market options limited by one carrier • Limited or no transferable book equity; compensation and contract terms controlled externally TWFG PLATFORM ADVANTAGE CURRENT REALITY • Years of production and trusted client relationships • Strong local reputation and community presence • Limited ownership of the underlying asset • Retirement value may be constrained • Dependent on a single carrier ecosystem • Legacy technology and operating systems • No longer aligned with the captive model • Full launch and transition support • Agency-in-a-Box • Carrier access across multiple markets • Extensive training and ongoing education • Agent community mentorship • Opportunity to acquire agencies with capital support • No changing contracts • Ownership structure • Regional leadership and recruiting opportunities VALUE CREATED • Independent agency ownership • Transferable enterprise value • Broader client solutions and stronger retention • Expanded client relevance • Greater control over long-term economics • Predictable long-term ownership framework • Higher income and transferable enterprise value • Organic and acquisition-driven growth opportunities • Built-in succession pathways ES TA BL IS H ED N EW Convert fragmented independent production into a more scalable operating model.

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 44 DO NOT REFRESH Independent Agent Add existing scale while creating further organic, recruiting and acquisition-led growth. CURRENT REALITY • Successful book and strong retention • Existing team and reputation • Growth ceiling emerging • Scale is expensive to build alone • Succession or liquidity path may be unclear TWFG PLATFORM ADVANTAGE • Full transition support • Agency-in-a-Box • Expanded carrier and market access • Extensive training and ongoing support • Agent community mentorship • Opportunity to acquire agencies with capital support • No changing contracts • Ownership structure • Built-in succession pathways • Regional leadership and recruitment opportunities VALUE CREATED • More producers and locations • Expanded capabilities • Organic and acquisition-driven growth • Higher potential agency value • Internal succession and buyer network CURRENT REALITY • Owns the agency • Wears every operational hat • Limited leverage and staff • Growth constrained by infrastructure • Limited carrier and market access Convert fragmented independent production into a more scalable operating model. ES TA BL IS H ED N EW

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 45 DO NOT REFRESH M&A Opportunities Protecting the value of a lifetime’s work CURRENT REALITY • Valuable agency and client base • Loyal employees and community legacy • Strong local brand recognition • No clear successor or liquidity path • Continuity risk during ownership transition TWFG PLATFORM ADVANTAGE • Transition planning and brand continuity support • Family succession • Employee transition • Sale to another TWFG owner • Combination or acquisition pathways • Employee benefit and corporate support opportunities VALUE CREATED • Owner realizes value and liquidity • Clients experience a seamless transition • Employees retain continuity and new opportunities • Community relationships are preserved • Legacy brand transitions thoughtfully into the TWFG family Create continuity for policyholders, opportunity for employees and value for agency owners through successful integration and transition.

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 46 DO NOT REFRESH MGA-Only Partner Market access without changing agency identity CURRENT REALITY • Existing independent identity • Clients with hard-to-place risks • Gaps in carrier access • Revenue may leave the agency • Potentially without succession plan TWFG PLATFORM ADVANTAGE • Specialty carriers and programs • Placement expertise • Commercial capability • Selective access to TWFG MGA resources VALUE CREATED • More risks placed • More clients retained • Broader client solution set • Incremental commission opportunity • Stronger carrier and program relationships Incremental distribution and revenue today, with clearly defined optionality for deeper affiliation or future transactions.

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COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 51 DO NOT REFRESH Proprietary AI Tool - TWFG Branch Digital Presence Map

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 52 DO NOT REFRESH Proprietary AI Tool - TWFG Branch Digital Presence Map

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 53 DO NOT REFRESH Proprietary AI Tool - TWFG Branch Digital Presence Map

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 54 DO NOT REFRESH TWFG Insurance Agent Portal

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 55 DO NOT REFRESH TWFG Insurance Marketing Portal

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 56 DO NOT REFRESH TWFG Insurance Marketing Portal

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 57 DO NOT REFRESH Alex Bunch Chief Marketing Officer Our People

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 58 DO NOT REFRESH Our mission is to deliver diverse and comprehensive insurance solutions to our agents, peace of mind to our policy holders, and efficient distribution channels for our carrier partners. Our Mission We are the future of insurance. We strive to be the most accessible, caring, innovative, and responsive independent insurance organization in the country, with a reputation of resilience and integrity. Our Vision

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 59 DO NOT REFRESH Key Takeaways - How We Create Value Our Mission in Action

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 60 DO NOT REFRESH Grow the Agency Key Take-aways TWFG Insurance Services Growth Model Empower the AgentIdentify Opportunities

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 61 DO NOT REFRESH TWFG Family The Caldwells

Turning Distribution Scale Into Broader Revenue Participation Andy McGuire Chief Underwriting Officer

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 63 DO NOT REFRESH 01 IDENTIFY OPPORTUNITY Retail + Wholesale Reveal Opportunities Complementary visibility into customer needs, carrier appetite and recurring coverage gaps. Distribution Insight 02 CHOOSE THE RIGHT STRUCTURE Build, Acquire or Partner TWICO: Build + Innovate + Scale APIA: Acquire + Expand Patriot Select: Partner + Scale Multiple Execution Paths 03 EXECUTE WITH DISCIPLINE Operating Gates + Xenith Operating gates determine the appropriate product, capacity and participation structure. Disciplined Execution XENITH TWFG’s proprietary policy processing platform provides common infrastructure to support execution across programs. Key Take-aways How TWFG Expands General Agency Capabilities A disciplined process to identify opportunities, select the appropriate structure and execute through common infrastructure.

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 64 DO NOT REFRESH Our Distribution Network Helps Identify Unmet Product Demand 4,900+ MGA contracted agencies across 43 states generate placement flow that reveals persistent coverage gaps and product opportunities. 4,900+ MGA + MGA FL Agencies excluding TWFG Branches and Stores AGA distribution footprint 43 States in GA Footprint Nationwide placement coverage ~32% GA Share of Revenue¹ Nine months ended September 30, 2026 How distribution insight translates to product action 1 Distribution Activity Retail and Wholesale placement flow reveals patterns 4,900+ agencies and 550+ TWFG locations across 43 states provide broad visibility into placement activity and recurring coverage needs Signal source Retail Network and Wholesale Brokerage 2 Recurring Gaps Persistent coverage needs Repeated placement patterns identify coverage gaps and capacity constraints that the standard market consistently fails to address — signaling unmet product demand. Insight type Persistent coverage voids 3 Product Opportunities From insight to action Validated demand gaps become inputs to product development opportunities. Distribution at scale provides a differentiated source of product insight. Current opportunities Texas Dwelling Fire | APIA expansion Agency count represents [define methodology - contracted agency, agency location, agency code, producing agency] as of September 30, 2026 and may include [applicable qualification]. It should not be interpreted as the number of unique producing agencies unless otherwise indicated.

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 65 DO NOT REFRESH Product Development From Distribution Insight to Product Launch A repeatable four-stage process converts distribution observations into live products — illustrated by the Texas Dwelling Fire worked example. Stage 01 Identify Retail and wholesale placement activity surfaces recurring unmet needs Worked Example Texas Dwelling Fire: gap identified in retailer placement flow Stage 02 Validate Demand and viability confirmed before committing resources — commercial and operational feasibility assessed. Worked Example Texas Dwelling Fire: demand and viability confirmed Stage 03 Build Product and capacity structure developed. Xenith serves as the intended operating layer for product and policy processing. Worked Example Texas Dwelling Fire: Xenith as operating layer Stage 04 Launch + Learn At launch, the product goes live on Xenith, TWFG's proprietary policy processing platform; performance feedback informs future product and underwriting decisions. Worked Example Texas Dwelling Fire: Xenith operations; performance feedback following launch Texas Dwelling Fire is a current worked example demonstrating the product-development process. Reflects management's current plan as of November 12, 2026. Timing scope and implementation are subject to change.

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 66 DO NOT REFRESH General Agency One Platform Can Support Different Economic Models TWFG can support three operating models with different responsibilities, capacity structures, and revenue arrangements Different Responsibilities Different Responsibilities Different Economics Different Economics Model 01 Wholesale / Market Access Economics Placement economics Capacity Third-party markets Commission-based. Third-party capacity; placement economics. TWFG provides placement and market-access capabilities. Distributor role Model 02 Program Administrator Economics Administration economics Risk No direct insurance risk retained by TWFG under current structure Fee-based administration. TWFG operates the program without carrying insurance risk on its balance sheet. Administrator role Model 03 Proprietary Programs Economics Program revenue participation Capacity Varies by program Broader program revenue participation. Same platform infrastructure — different capital and revenue arrangement per program. Program participant role Platform flexibility supports broader revenue participation while preserving TWFG’s capital-light distribution model; insurance underwriting risk remains with carrier or capacity provider.

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 67 DO NOT REFRESH TWICO: Build, Innovate and Scale Historical growth demonstrates scale; product and distribution innovation demonstrate a repeatable capability to respond to evolving market needs. 2.7× GW P GROWTH 2023–2025 2.6× IN-FORCE POL ICY GROWTH 7,444 → 19,283 | 2023–2025 DIGITAL-READY DISTRIBUTION OPTIONALITY Existing quote and policy infrastructure provides optionality to support both agent-distributed and direct digital customer journeys.¹ WHAT IT PROVES TWFG can build products, establish operating capacity and support flexible distribution through TWICO. PRODUCT + DISTRIBUTION INNOVATION PROVEN PRODUCT INNOVATION Flood Within Homeowners TWICO was the first homeowners carrier in Texas to include flood coverage for eligible homes, with same-day coverage and no standard waiting period.² CONSUMER PROTECTION CURRENT PRODUCT DESIGN Fixed-Dollar Hail Coverage TWICO is pursuing a clearly stated fixed-dollar hail coverage structure designed to improve transparency and predictability before a loss.³ SUBJECT TO REGULATORY APPROVAL NEXT PRODUCT Texas Dwelling Fire Retailer demand identified; product development is underway for a planned 2027 rollout through Xenith, TWFG’s proprietary policy processing platform.⁴ IN DEVELOPMENT TWICO combines product-development capability with flexible distribution infrastructure to bring differentiated solutions to market. ¹ TWICO has an existing direct digi tal quote pathway; di rect production i s not currently a material di stribution channel. ² P ublic TWICO/TWFG product materials. ³ Proposed coverage structure; subject to regulatory approval and change. ⁴ Forward -looking management plan; timing subject to product deve lopment, regulatory, capacity and implementation requirements.

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 68 DO NOT REFRESH GENERAL AGENCY APIA: Acquire and Expand APIA adds established specialty capability, a new wholesale-broker distribution channel for TWFG, and nationwide product availability across all 50 states. ACQUIRE CAPABILITY MARCH 2026 Acquisition closed Specialty commercial capabilities added to the General Agency platform — without building them from scratch. DISTRIBUTE NEW CHANNEL WHOLESALE BROKERS New distribution channel for TWFG The product is distributed through wholesale brokers, complementing existing Retail and MGA agency relationships. REACH NATIONAL FOOTPRINT AVAILABLE NATIONWIDE Nationwide product availability National availability through wholesale brokers extends the acquired specialty capability across the United States. EXPAND PRODUCT AND PLATFORM UNDER EVALUATION Additional programs and planned Xenith migration1 Additional specialty programs are under evaluation for 2027. APIA migration to Xenith, TWFG’s proprietary policy processing platform, is planned following the current vendor arrangement. ACQUIRED EXPERTISE OPERATING SCALE PRODUCT AND PLATFORM OPTIONALITY 1. Reflects management's current plan as of November 12, 2026. Timing, scope and implementation are subject to change. 1 2 3 4

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 69 DO NOT REFRESH Patriot Select: From Takeout to a Broader Product Platform The relationship progressed from Florida takeout business to voluntary products, creating a foundation for disciplined product and geographic expansion. 01 TAKEOUT Establish the Book Citizens depopulation established the initial Florida homeowners portfolio and operating relationship. 02 VOLUNTARY HO-3 Create Organic Growth A voluntary homeowners product added a recurring new-business channel beyond periodic takeouts. 03 DWELLING F IRE Broaden the Product Set A dwelling fire product extended the relationship into an adjacent landlord and rental- property segment. 04 EXPANSION Expand the Opportunity Evaluate additional products and selective state expansion where demand, capacity and economics align. PARTNER + SCALE 17% of TWFG total revenue¹ Patriot Select through TWFG MGA FL $36.2M contribution to YTD MGA commission-income growth¹ Patriot Select demonstrates an evolution from episodic takeout activity toward a broader portfolio of voluntary products. ¹ Source: TWFG Q3 2026 Form 10-Q. Patriot Select, through TWFG MGA FL, accounted for 17% of TWFG total revenue for the nine months ended September 30, 2026; TWFG MGA FL contributed $36.2M of the $43.9M increase in TWFG MGA commission income. Product and geographic expansion are forward-looking and subject to demand, regulatory approval, capacity, implementation and change.

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 70 DO NOT REFRESH Scaling Framework Programs progress through defined operating gates before launch and scale TWFG's launch discipline runs every new program through five sequential gates — ensuring controlled launch, monitored performance, and evidence-based scale. Gate 1 Demand Validated Gate 2 Program Approval Gate 3 Capacity Confirmed Gate 4 Operations Ready Gate 5 Launch Approved Controlled Launch Monitored Performance Evidence-Based Scale Launch approval does not guarantee scale. Once a product is live, actual performance determines whether we expand, modify or stop. TX Dwelling Fire is Through Gate 3

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 71 DO NOT REFRESH Xenith Xenith Is Operating Across Two Distinct Program Structures Xenith currently supports TWICO (MGA with affiliate capacity) and Dover Bay (program administrator), each with distinct economic models. Program 01 TWICO Texas property insurance Independent Agents Coverage Territory Texas property Economic Model MGA with affiliate capacity Revenue Structure MGA revenue based on premium under applicable agreements Program 02 Dover Bay State Farm E&S property State Farm Captive Agents Coverage Territory Operating in 9 states Economic Model Program administrator Revenue Structure Administration economics Xenith Platform ● Live and processing transactions across both programs ● Different models. Same infrastructure. ON ONE PLATFORM

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 72 DO NOT REFRESH XENITH Execution Milestones Through 2027 The General Agency roadmap builds on two programs live today through new product development and planned program migrations — all trackable milestones. LIVE TODAY Live Programs TWICO MGA with affiliate capacity Dover Bay Program administrator Transactions processing on Xenith IN DEVELOPMENT Next Product Texas Dwelling Fire Product in development on Xenith Planned 2027 launch* UNDER EVALUATION Potential Specialty Programs Additional APIA Specialty Programs Opportunities for 2027 under evaluation* PLANNED MIGRATIONS Platform Consolidation Patriot Select Migration to Xenith planned* APIA Migration to Xenith planned* Completion milestone: Transactions processing on Xenith Reflects management's current plan as of November 12, 2026. Timing, scope and implementation are subject to change.

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 73 DO NOT REFRESH 01 IDENTIFY THE OPPORTUNITY Retail + Wholesale Reveal Opportunities Complementary visibility into customer needs, carrier appetite and recurring coverage gaps. Distribution insight 02 CHOOSE THE RIGHT STRUCTURE Build, Acquire or Partner TWICO: Build + Innovate + Scale APIA: Acquire + Expand Patriot Select: Partner + Scale Multiple execution paths 03 EXECUTE WITH DISCIPLINE Operating Gates + Xenith Operating gates determine the appropriate product, capacity and participation structure. Disciplined execution XENITH TWFG’s proprietary policy processing platform provides common infrastructure to support execution across programs. Key Take-aways How TWFG Expands General Agency Capabilities A disciplined process to identify opportunities, select the appropriate structure and execute through common infrastructure.

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 74 DO NOT REFRESH Julie Benes Chief Legal Officer M&A: Strategic Growth Lever

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 75 DO NOT REFRESH Disciplined and Selective TWFG pursues only opportunities that meet its strategic, cultural and financial criteria. Multiple Paths to Create Value Tuck-ins, scaled retail agencies, specialty MGAs/programs and selective larger transactions. Significant Capacity to Do More A flexible balance sheet and multiple funding options allow TWFG to remain opportunistic. Key Take-aways Organic Growth Comes First; M&A Accelerates It.

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 76 DO NOT REFRESH Source • TWFG Branches • TWFG MGA Agencies • Producer Referrals • Carrier Relationships • M&A Advisors How TWFG Creates Value Through M&A • Historical and Prospective Organic Growth • Retention • Margin Quality • Carrier Concentration • Leadership & Talent • Retain Local Management • One Data System •Migrate Shared Services • Onboarding & Training • TWFG Branding Source → Diligence → Structure → Integrate → Grow • Flexible Ownership Structures • Flexible Earn-Outs • Flexible Use of Cash & Equity Cultural Fit | Valuation Discipline | Local Leadership | Compliance Readiness | Risk-Adjusted Returns Diligence Structure Integrate Grow • Expand Carrier Access • Cross Sell Products • Back-Office Scaling & Offshore Efficiency • Technology Enablement • Recruit & Fund Tuck-Ins Non-Negotiables

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 77 DO NOT REFRESH Recurring Tuck-ins Agency books and local combinations Strategic Benefit: Increases density and operating leverage Scaled Retail Agencies Larger agencies in existing and new markets Strategic Benefit: Adds revenue, talent and geographic reach Technology and Infrastructure Data, workflow and producer-enablement capabilities Strategic Benefit: Improves scale, productivity and integration Specialty MGA and Programs Programs, underwriting expertise and differentiated products Strategic Benefit: Expands capabilities and economics Selective Capability-Led Enabling Exceptional Only Platform & Transformational Large Scale Platforms Strategic Benefit: Accelerates Growth Multiple Pathways to Deploy Capital and Expand the TWFG Platform A broad opportunity set supported by a scalable platform and disciplined capital allocation.

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 78 DO NOT REFRESH $126M TOTAL ACQU ISITION COST Acquired Revenue at Closing $ in millions 0 20 40 $6M 5 transactions 2023 $2M 3 transactions 2024 $14M 2025 $18M 3 transactions 2026 YTD M&A AT A GLANCE Consistent transaction cadence. Plus, MGA FL, a start-up, generated $12M of revenue in 2025 and $41 YTD Sept Excludes tuck-ins and Branch Conversions Note: 2026 reflects transactions completed through September 30, 2026. Acquired revenue is based on the pro forma Trailing Twelve Months Revenue at time of acquisition. Acquisition Cost does not include earn-outs. Excluding Branch Conversions and MGA FL. Acquired Revenue Since 2023 Completed transactions, acquisition costs, and total acquired revenue by year $5M $55MTotal Acquisition Asset Cost by Year $19M 19 TRANSACTIONS $40M ACQUIRED REVENUE 8 transactions $47M A cq ui re d Re ve nu e

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 79 DO NOT REFRESH Representative Strategic Transactions Increasing Scale | Broader Capabilities | Geographic Expansion | Flexible Structures Branch Conversion: Branch Conversion (80%) Scaled Retail: Retail Agency (100%) New Geography: Fortress Multi-Location Retail Agency (100%) $9M $26.5M 2024 2025 2026 2026 Specialty MGA: APIA Commercial MGA (100%) National MGA Start-Up: MGA FL Homeowners MGA (50.1%) $9M 2025 FLNCLA IA

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 80 DO NOT REFRESH FY 2024 FY 2025 YTD Sept. 30, 2026 Evidence Consistent with Disciplined M&A Execution Adjusted EBITDA Margin1 22.3% 26.9% 28.0% Premium Retention 91% 92% 91% 29 TWFG maintained strong retention and expanded Adjusted EBITDA margin while completing acquisitions. Disciplined M&A Alongside Strong Operating Performance Retention and margin expansion demonstrate disciplined execution Strategic Transactions Since 2023 FY 20231 18.2% 94% 1. Please see “KPI Information and Non-GAAP Reconciliations” in the Appendix for reconciliation of Adjusted EBITDA Margin to its most comparable GAAP measure.

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 81 DO NOT REFRESH Available Resources • $77.8M Cash & Cash Equivalents • $125M Undrawn Committed Revolver • $+$75M Potential Accordion Capacity Funding Flexibility Capital Philosophy Capital Flexibility & Capability to Do More The balance sheet provides capacity to act. But not an obligation to transact. • Cash generated by the business • Debt capacity, used selectively • Class A common stock, where strategically appropriate • Match financing to the transaction • Preserve balance sheet flexibility • Prioritize strategic fit and risk- adjusted returns CAPACITY TO ACT | DISCIPLINE TO WAIT | FLEXIBILITY TO STRUCTURE

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 82 DO NOT REFRESH Disciplined and Selective TWFG pursues only opportunities that meet its strategic, cultural and financial criteria. Multiple Paths to Create Value Tuck-ins, scaled retail agencies, specialty MGAs/programs and selective larger transactions. Significant Capacity to Do More A flexible balance sheet and multiple funding options allow TWFG to remain opportunistic. Key Take-aways Organic Growth Comes First; M&A Accelerates It.

Investing in Automation, AI and Data to Drive Producer Growth Mohan Vijayagopal Chief Technology Officer

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 84 DO NOT REFRESH Automation and AI Quote, bind and renew in one workflow, while AI finds cross-sell and upsell. Innovation Proprietary eVo and Xenith platforms, built and owned by us. Data 25 years of data in one client record powers AI and dashboards. Key Take-aways Producers create the opportunities. Our platform determines how much of that opportunity we capture. More revenue growth from every producer, on the platform we own. SELL AND SERVICE EFFICIENTLY SCALE PRODUCTIVELY SHARPEN EVERY DECISION

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 85 DO NOT REFRESH AI Is Table Stakes: We Are Engaged and Implementing 1 For Producers • Smart Quote: intelligent, agentic new business quoting* • Bundle and Save, cross-sell and upsell solution • Lead and prospect automation* • Tool for marketing touches • Renewal Quoting* • Interactive Agentic chatbot* 2 For Customers • Automated AI renewal and requotes • Telephone automation with intelligent routing*** •Mobile friendly Client App 3 For Our Organization • Enterprise-wide AI platform. • Departmental agentic workflows • AI assisted software development and testing. • AI data-mapping for M&A • Commissions automation We are engaged and implementing across producers, customers and our own organization. *In pilot; *** Future State

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 86 DO NOT REFRESH AI Frees Time, Unlocks Cross-Sell and Upsell Triggered automatically, personalized by AI Example: 60 days before renewal, the system spots the expiry, shops carriers and guides the client to re-bind with minimal manual work. Triggers Renewal approaching 90, 60 and 30 days out Rate change or coverage gap Carrier re-rates, exposure found Cancellation or life event Non-pay, move, new vehicle AI Engagement engine Re-quote and shop Best rate, all carriers Personalize message Tone, content, history Choose best channel Email, SMS or call Escalate to producer If no reply Outcomes Re-quoted & retained Best rate, no lapse Shopped & re-written Better carrier bound Agent escalated Prepared brief to agent Lapse prevented Payment plan offered Continuous learning: every outcome retrains the model, improving timing, channel and message.

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 87 DO NOT REFRESH SEO Search Engine Optimization Foundational visibility in traditional search results (Google, Bing) AEO Answer Engine Optimization* Structuring content so AI assistants can pull out direct answers GEO Generative Engine Optimization* Earning citations & mentions inside generative AI answers (ChatGPT, Gemini, Perplexity) LLMO Large Language Model Optimization*** Shaping how large language models describe and recommend the brand A new discipline alongside traditional SEO — four components that work together so TWFG shows up when prospects ask AI tools for insurance answers Being Visible in AI Search *Live & *** Future State

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 88 DO NOT REFRESH Every Channel Lands in eVo and Every Interaction is Measured Channels Our Proprietary eVo Platform Measured Mobile and web portal Direct-to-consumer quoting** AI assistants Quoting through Claude and Muse*** Producer intake Leads through phone, email and websites One lead and client record All channels, one place Automated quote Rated and compared instantly Producer follow-up Routed to the right agent Quotes started Quotes completed Time to quote Conversion to bind Quote volume, speed and conversion are tracked by channel, from first touch to bind. **- pilot; *** - Future state

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 89 DO NOT REFRESH Innovation: Build Where It Differentiates 1 Build We build where technology gives us competitive advantage and keeps the intellectual property. • eVo: producer-facing platform • Xenith: general agency and carrier platform • AI engine shared by both 2 Partner We partner with technology vendors when commodity software is available. • Buy what is commodity • Focus our engineers on what differentiates 3 Operate We run our intellectual property software at scale on cost-effective infrastructure. • Built and hosted in TWFG infrastructure • Secure, monitored, continuously improved Built by insurance professionals with strong technology backgrounds, for insurance businesses.

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 90 DO NOT REFRESH Technology That Empowers Producers and General Agencies to Do More Two proprietary SaaS platforms: eVo for producers and Xenith for general agency and carriers Producer-facing platform Agency management solution Quote, Bind, Service Commissions Persona Landing Pages One Client Record Automated Engagement Direct to Consumer Xenith Policy life cycle management platform Quoting Underwriting Policy Lifecycle Management Reinsurance Management General Ledger AI Engine Shared foundation Built and hosted in TWFG infrastructure Powered by TWFG history of data and insights Billing and Payments

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 91 DO NOT REFRESH eVo: Capture to Commission on One Platform eVo Platform Build and Grow the Business Rating Tools Workflow Dashboard Analytics Producer Capture Quote Bind Service Carriers Lead Management Commissions Management Retention and Growth Mgmt Commissions Backoffice support

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 92 DO NOT REFRESH Producer Workbench: Start Each Day with Priorities*** *** Future State

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 93 DO NOT REFRESH Cancellations Detail Helps Prevent Lapse*** *** Future State

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 94 DO NOT REFRESH At-Risk Premium: Signals Ranked by Urgency*** *** Future State

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 95 DO NOT REFRESH Turning Cancellations into Winback Opportunities*** *** Future State

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 96 DO NOT REFRESH Turning Mono-Line Clients into Multi-Line Relationships*** *** Future State

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 97 DO NOT REFRESH Retention and Growth Hub: Re-Quote and Cross-Sell in One View

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 98 DO NOT REFRESH Owners See the Health of the Book at a Glance

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 99 DO NOT REFRESH Growth, Measured: Premium and Commission by year

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 100 DO NOT REFRESH Retention by Producer Shows where to Coach and Grow

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 101 DO NOT REFRESH Monthly Trends Guide Planning: New Business vs. Renewals

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 102 DO NOT REFRESH Xenith: Carrier Back-office, End to End Quoting and Distribution Channels eVo Producer Platform Direct-to-consumer Portal AI Tools and Assistants AI and Automation AI Engine Powered by TWFG Data Partner Data Exchange TWFG Commissions Reinsurers Underwriting and Data Payments and Documents Rating Replacement Cost Insurance Score Address and Geocode Inspections Claims History Payments e-Signature Document Generation Agent Download Customer Portal Email and SMS New Business Underwriting Policy Lifecycle Management Reinsurance Management General Ledger Built and Hosted in TWFG Infrastructure Data Warehouse: Enterprise Reporting and Analytics Two-way Integration Future Integration Claims Insurance Carrier Platform

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 103 DO NOT REFRESH Data: One Governed Record, Used Everywhere COLLECT Collect once Every channel lands in one client record, with richer coverage data and AI ingestion of dec pages. GOVERN Govern as one record Data is cleansed and standardized, secured, and held as one governed client record. USE Use everywhere AI for cross-sell and early warnings, dashboards for business health, a warehouse for reporting. Structured, proprietary data is the foundation for AI and dashboards.

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 104 DO NOT REFRESH 25 Years of Data Power AI to Unlock Cross-Sell and Retention (10 TB of data) That history goes back 25 years, and it shows what keeps clients 25 yrs Client History Every client, every renewal, every cancellation What 25 years of history lets us do Retention patterns See which clients stay, and why Cohorts and trends Compare tenure and product mix over time Early-warning signals Flag at-risk clients before they cancel The history also shows a clear pattern: clients with more lines stay longer. * Source: JD Power s tudy - https://hub.jdpower.com/hubfs/Industry%20Campaigns/Insurance/2025USINSRetentionPlaybook.pdf

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 105 DO NOT REFRESH Automation and AI Quote, bind and renew in one workflow, while AI finds cross-sell and upsell. Innovation Proprietary eVo and Xenith platforms, built and owned by us. Data 25 years of data in one client record powers AI and dashboards. Key Take-aways Producers create the opportunities. Our platform determines how much of that opportunity we capture. More revenue growth from every producer, on the platform we own. SELL AND SERVICE EFFICIENTLY SCALE PRODUCTIVELY SHARPEN EVERY DECISION

The Financial Story is Scale, Conversion and Disciplined Deployment Janice Zwinggi Chief Financial Officer

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 107 DO NOT REFRESH Scale How We Grow Conversion Turning Growth Into Profit Disciplined Deployment How We Invest Key Take-aways TWFG’s Sustainable Growth Model

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 108 DO NOT REFRESH The Financial Story is Scale, Conversion and Disciplined Deployment SC A L E C O N VE RT D EP LO Y› › $310M 2026 SEPT TTM REVENUE 20.6% CAGR from 2022A $2.0B 2026 SEPT TTM WRITTEN PREMIUM 19.0% CAGR from 2022A $89.8M | 28.9% ADJUSTED EB ITDA 1 | ADJUSTED EBITDA MARGIN 1 TTM September 30, 2026 $59M Customer L is t Acquired TTM September 30, 2026 1. Please see “KPI Information and Non-GAAP Reconciliations” in the Appendix for reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin to its most comparable GAAP measure.

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 109 DO NOT REFRESH A Compounding Top-line Engine Reaches $310.5M of TTM Revenue CONSOL IDATED SCALE TRAJECTORY $ in millions 0 500 1000 1500 2000 2500 0 100 200 300 400 2022A 2023A 2024A 2025A 2026 TTM SEP Revenue Collected written premium ACTUALS 20.6% REVENUE CAGR 2022A–2026 TTM SEP 19.0% WRITTEN PREMIUM CAGR 2022A–2026 TTM SEP +25.0% | +16.9% 2026 TTM SEP vs. 2025A Revenue | Written premium

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 110 DO NOT REFRESH Mix Remains Anchored by Insurance Services as General Agency Scales 2025 TTM SEP TOTAL REVENUE $230.0M Agency-in-a-box $148.1M Corporate Branches $39.3M TWFG MGA $41.0M Other $1.6M 2026 TTM SEP TOTAL REVENUE $310.5M Agency-in-a-box $160.9M | 8.6% Corporate Branches $51.4M | 30.8% TWFG MGA $96.2M | 134.6% Other $2.0M | 25.0% +$80.5M TOTAL REVENUE INSURANCE SERVICES RREVENUE GROWTH +$24.9M GENERAL AGENCY REVENUE GROWTH +$55.2M

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 111 DO NOT REFRESH Track Record of Adjusted EBITDA Growth and Margin Expansion Adjusted EBITDA Margin (1) 22.3% Notes: 1. Please see “KPI Information and Non-GAAP Reconciliations” and “Addit ional Reconciliations” in the Appendix for reconcil iations of Adjusted EBITDA and Adjusted EBITDA Margin to their most comparable GAAP measures. Adjusted EBITDA ($MM)(1) Drivers of Margin Trajectory • ~80/20% revenue share model with TWFG Branches is a key driver of margin for the Insurance Services business • Steady margin expansion historically reflective of: − Benefits of scale within Insurance Services and MGA businesses given continued top-line growth − Benefits of corporate store acquisitions within Insurance Service continue to support margin expansion − Benefits from legacy investments in technology and associated efficiencies − Contingent income and profit sharing growth as the business grows 24.9% 28.0% $45.3 $66.9 $44.3 $67.3 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 2024 2025 Q3 YTD 2025 Q3 YTD 2026 26.9% 2024 2025 Q3 2025 YTD Q3 2026 YTD

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 112 DO NOT REFRESH Consistent Double-Digit Organic Growth1 Average annual organic revenue growth of 15.3% across FY2022– FY2025, with momentum accelerating through September 2026. 15.3% AVERAGE ANNUAL ORGANIC REVENUE GROWTH FY2022–FY2025 Simple average of reported annual non-GAAP organic revenue growth rates REPORTED OR GANIC REVENUE GR OWTH Investor Takeaway | TWFG has sustained double-digit organic growth, with 2026 year-to-date performance running well above the prior four-year annual average. 23.2% 11.2% 15.2% 11.6% 21.5% FY2022 FY2023 FY2024 FY2025 9M 2026 Accelerating industry tailwinds Geographic expansion Full-service client model Commercial lines growth Technology and AI investments Differentiated access to carriers Scalable MGA platform Disciplined M&A integration Culminating in strong and consistent performance across retention and new business 1. Please see “KPI Information and Non-GAAP Reconciliations” in the Appendix for reconciliation of Organic Revenue Growth to its most comparable GAAP measure. 1 1 1 1 1

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 113 DO NOT REFRESH Compounding Earnings and Cash Flow Consistent earnings growth with accelerating cash generation 29.5% ADJ. EPS CAGR TO 9/30/26 31.3% ADJ. FCF CAGR TO 9/30/26 Adjusted Diluted EPS Annual value and year-over-year growth Adjusted Free Cash Flow Annual value and year-over-year growth $0.47 2022 $0.54 2023 $0.59 2024 $0.90 2025 $1.24 TTM 9/30/26 $16.0M 2022 $19.7M 2023 $28.2M 2024 $42.1M 2025 $44.4M TTM 9/30/26 ANNUAL GROWTH ANNUAL GROWTH 2023 14.9% 2024 9.3% 2025 52.5% 2023 23.1% 2024 43.1% 2025 49.3% YTD AS OF SEP. 30, 2026 $0.94 Adjusted EPS $31.2M Adjusted FCF TTM shown in charts * Adjusted Diluted EPS for years ended 2022 and 2023 represent 2024 shares outstanding. 1. Please see “KPI Information and Non-GAAP Reconciliations” in the Appendix for reconciliation of Adjusted Diluted EPS and Adjusted Free Cash Flow to its most comparable GAAP measure. 2. Please see “KPI Information and Non-GAAP Reconciliations” in the Appendix for reconciliation of Adjusted Diluted EPS and Adjusted Free Cash Flow to its most comparable GAAP measure. *1 *1 1 1 1 2 2 2 2 2

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 114 DO NOT REFRESH Illustrative Overview of Economic Model: Insurance Services Simplified Branch Economics (Revenue Share Model) Notes: 1. TWFG retains 100% of all branch and other fee income (i.e., there is no revenue-share model with branches for fee income) 2. TWFG retains 100% of all contingent income (i.e., there is no revenue-share model with branches for cont ingent income) Disclaimer: For illustrative purposes, and not intended to be reconciled / matched to actual performance. TWFG does not retain the risks related to any of the underlying insurance contracts placed on behalf of carriers Components of TWFG Revenue Insurance Services Retail Brokerage Carrier Commissions (100% paid to TWFG at outset) TWFG Commission Revenue Branches Commission Revenue (~80% of Total Carrier Commissions) Branches Cost of Sales + Operating Expenses (Incl. Branch Service Fees) Branch Profit 100% TWFG Operating Income TWFG Branch & Other Income (100%)(1) TWFG Contingent Income (100%)(2) In-scope revenue and earnings TWFG Corporate Salaries & Other Expenses ~80% Simplified Corporate Branch Economics ~100% TWFG Operating Income TWFG Contingent Income TWFG Corporate Salaries & Other Expenses TWFG Commission Revenue Insurance Services Brokerage Carrier Commissions

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 115 DO NOT REFRESH Illustrative Overview of Economic Model: MGA Simplified Wholesale and Brokering Economics Simplified Underwriting Economics MGA Carrier Commissions and Fees TWFG Commission Revenue TWFG Operating Income TWFG Contingent Income TWFG Corporate Expenses ~100% Outbound Commission Expense Carrier Commissions and Fees TPA, Policy and Software Licensing Fees TWFG Operating Income ~100% Disclaimer: For illustrative purposes, and not intended to be reconciled / matched to actual performance. TWFG Operating Expenses TWFG Commission Revenue TWFG Contingent Income TWFG does not retain the risks related to any of the underlying insurance contracts placed on behalf of carriers

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 116 DO NOT REFRESH Strong Track Record and Balanced Capital Allocation Performance periods vary by metric; see footnote Strong Track Record Disciplined and Balanced Capital Allocation Annualized Total Shareholder Return Multi-Year Performance Across Key Metrics (2020–2025, except where noted) +15% Average annual Organic Revenue Growth1 (2022–2025) ~310 bps Average annual Adj. EBITDA1 margin expansion (2022–2025) 19.5% Total revenue CAGR (2020–2025) 38.1% Adjusted Free Cash Flow CAGR (2022–2025) 35.2% Adjusted EBITDA CAGR (2022–2025) 1 Cumulative Cash Deployment2 (FY2022 – 9M2026) $210M deployed 79% M&A $167.0M 21% Repurchases $43.3M Capital deployment has prioritized M&A while returning capital through repurchases. Since-IPO Annualized Return (7/18/2024 – 12/31/2025) 44% TWFG 16% S&P 500 TWFG’s since-IPO annualized return outpaces the S&P 500 through year-end 2025. 1. Please see “KPI Information and Non-GAAP Reconciliations” in the Appendix for reconciliation of Organic Revenue, Adjusted EBITDA Margin and Adjusted Free Cash Flow to its most comparable GAAP measure. 2. See Appendix

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 117 DO NOT REFRESH Scale How We Grow Conversion Turning Growth Into Profit Disciplined Deployment How We Invest Key Take-aways TWFG’s Sustainable Growth Model

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 118 DO NOT REFRESH Key Take-aways Four Ways TWFG Can Continue Compounding TWFG’s proven organic growth, accretive M&A and disciplined capital deployment supports our 15 - 20% annual growth goals. 01 AGENT-ALIGNED PLATFORM Agent Success Drives TWFG Growth Agent ownership, attractive economics, carrier access, technology and centralized support help independent agencies grow and retain the value they create. 02 ORGANIC GROWTH ENGINE Multiple Paths to Expand Recruiting, producer productivity and retention anchor growth, with General Agency capabilities and selective M&A adding products, distribution and scale. 03 CAPITAL-LIGHT EXPANSION Broader Participation, Same Model TWFG can build, acquire or partner across the insurance value chain while insurance underwriting risk remains with the carrier or capacity provider. 04 EARNINGS + CASH CONVERSION A Financial Model Built to Compound Revenue growth, margin expansion and free cash flow create capacity to reinvest organically, fund technology, pursue selective M&A and return capital. Align Grow Expand Compound ALIGNED DISTRIBUTION · MULTIPLE GROWTH PATHS · CAPITAL -LIGHT ECONOMICS · DISCIPLINED CAPITAL DEPLOYMENT

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 119 DO NOT REFRESH The TWFG Insurance National Agent Convention 2026

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COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 121 DO NOT REFRESH KPI Information and Non-GAAP Reconciliations – Q3 YTD 2026 vs Q3 YTD 2025 Written Premium

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 122 DO NOT REFRESH KPI Information and Non-GAAP Reconciliations – Q3 2026 vs Q3 2025 Reconciliation of Organic Revenue and Organic Revenue Growth to Revenue (Amounts in thousands)

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 123 DO NOT REFRESH KPI Information and Non-GAAP Reconciliations – Q3 2026 vs Q3 2025 Reconciliations of Adjusted EBITDA and Adjusted EBITDA Margin to Net Income and Net Income Margin (Amounts in thousands) Reconciliation of Adjusted Free Cash Flow to Cash Flow from Operating Activities (Amounts in thousands)

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 124 DO NOT REFRESH KPI Information and Non-GAAP Reconciliations – Adjusted Free Cash Flow

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 125 DO NOT REFRESH KPI Information and Non-GAAP Reconciliations – Organic Growth

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 126 DO NOT REFRESH KPI Information and Non-GAAP Reconciliations – Adjusted Diluted Earnings per Share

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COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 128 DO NOT REFRESH KPI Information and Non-GAAP Reconciliations – Adjusted Net Income

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 129 DO NOT REFRESH KPI Information and Non-GAAP Reconciliations – Adjusted EBITDA

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 130 DO NOT REFRESH KPI Information and Non-GAAP Reconciliations – FY2025 vs FY2024 Reconciliations of Adjusted EBITDA and Adjusted EBITDA Margin to Net Income and Net Income Margin (Amounts in thousands)

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 131 DO NOT REFRESH Income Statement and Balance Sheet Snapshot – Q3 2026 vs Comparatives Income Statement (Amounts in thousands, except share/unit data) Balance Sheet (Amounts in thousands, except share/unit data)

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 132 DO NOT REFRESH Income Statement and Balance Sheet Snapshot – 2025 vs Comparatives Income Statement (Amounts in thousands, except share/unit data) Balance Sheet (Amounts in thousands, except share/unit data)

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 133 DO NOT REFRESH Income Statement and Balance Sheet Snapshot – 2024 vs Comparatives Income Statement (Amounts in thousands, except share/unit data) Balance Sheet (Amounts in thousands, except share/unit data)

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 134 DO NOT REFRESH Statement of Cash Flow Snapshots

COLOR PALETTE Text 117 117 117 Title bar/Bullets 116 172 177 ACCENT S 1 213 104 85 238 195 187 2 221 221 223 241 241 242 3 62 109 124 169 201 212 4 82 158 163 184 217 220 5 88 87 92 188 187 191 6 43 129 87 154 221 188 Hyperlink 191 191 191 229 229 229 Followed Hyperlink 0 80 117 98 205 255 Lines 117 117 117 Highlights 116 172 177 TABL E 135 DO NOT REFRESH TWFG Office in The Philippines